Exhibit 99.1
Apigee Announces Fourth Quarter and Fiscal 2016 Results

San Jose, Calif. – September 14, 2016 – Apigee(r) (NASDAQ: APIC), the API company, today announced financial results for its fourth quarter and fiscal year ended July 31, 2016.

Fiscal Year 2016
For FY 16, Apigee reported total revenue of $92.0 million, up 34% compared to $68.6 million in FY 15. Apigee reported FY 16 product revenue (defined as license revenue plus subscription and support revenue) of $75.3 million, up 46% compared to $51.6 million in FY 15.

Apigee reported FY 16 GAAP gross margin of 70.1%, up from 63.6% in FY 15, and non-GAAP gross margin of 71.8% compared to 65.3% in FY 15. Apigee reported an FY 16 GAAP operating loss of $40.9 million, compared to $49.5 million in FY 15. FY 16 non-GAAP operating loss was $31.5 million compared to $44.9 million in FY 15. FY 16 GAAP net loss per share was $1.39, compared to $4.73 in FY 15, and FY 16 non-GAAP net loss per share was $1.08 compared to $1.81 in FY 15. FY 16 operating cash flow improved to $(21.7) million compared to $(37.4) million in FY 15. Total deferred revenue was $53.9 million at the end of FY 16 up 32% from $40.8 million at the end of FY 15. The balance of cash and cash equivalents at the end of FY 16 was $68.3 million.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Non-GAAP Financial Measures.”
Fourth Quarter Fiscal 2016
For Q4 16, Apigee reported total revenue of $25.1 million, up 34% from $18.7 million in Q4 15. Apigee reported Q4 16 product revenue (defined as license revenue plus subscription and support revenue) of $20.2 million, up 39% from $14.5 million in Q4 15.
Apigee reported Q4 16 GAAP gross margin of 70.9%, up from 66.4% in Q4 15, and Q4 16 non-GAAP gross margin of 72.7%, up from 68.1% in Q4 15. Apigee reported a Q4 16 GAAP operating loss of $9.6 million, compared to $12.4 million in Q4 15. Q4 16 non-GAAP operating loss was $6.3 million, compared to $11.0 million in Q4 15. Q4 16 GAAP net loss per share was $0.32, compared to $0.43 in Q4 15. Q4 16 non-GAAP net loss per share was $0.21, compared to $0.38 in Q4 15. Q4 16 operating cash flow was $(2.6) million, compared to $(13.9) million in Q4 15.
Recent Business Updates:

•	Apigee now has more than 335 customers, up more than 130 compared to the end of Q4 15. In Q4 16, we did expansion deals with 50 customers.

•
Key customers in the quarter included Allstate, CLEAR, digitalSTROM, Du, Emaratech, Lego, MindBody, Morrisons, SEI Investments, Shutterfly, T-Mobile, Telstra, Thomson Reuters, Uptake and Western Union.

•	Our FY 16 simple dollar-based renewal rate exceeded 90%.

•	For FY 16, Apigee reported gross billings of $105.1 million, up 29% from $81.2 million in FY 15. FY 16 product gross billings were $84.1 million, up 33% from $63.4 million a year ago.

•
We announced Apigee Open Banking APIx, a new software accelerator designed to help banks within the European Union more quickly and easily embrace open banking requirements set out in the revised Payment Services Directive (PSD2).

•
Apigee and Pivotal announced that Apigee Edge's Microgateway capability is now supported by Pivotal Cloud Foundry, enabling developers to more easily leverage Apigee's API management software to share, monitor and secure APIs and microservices for applications developed with Pivotal's cloud native platform.

•
We entered into new or expanded partnership agreements in the quarter with Acclaim Consulting Group, Algorism, Cloud Elements, Data Factory Labs, DigitalAPICraft, finRenaissance, Incentro, Juggernaut Innovations, Okta, Pivotal, PromptNow, Tata America International, Tavant Technologies, The APIfoundry, The Coral Edge, and Winning Edge Solutions.

Guidance:
On September 8, 2016, Apigee announced that it had entered into a definitive agreement to be acquired by Google. As a result, Apigee will not provide an outlook for our future financial results. Any previous statements that could be interpreted to project our future financial performance should no longer be relied upon.

Conference Call Details:
As a result of the acquisition announcement, the conference call previously scheduled for today to discuss our financial results has been canceled.
About Apigee
Apigee® (NASDAQ: APIC) provides a leading API platform for digital business. Many of the world's largest organizations select Apigee to power their digital business. Apigee customers include global enterprises such as Walgreens, Burberry, Morningstar, and First Data. Apigee is headquartered in San Jose, California. For more information go to http://apigee.com.
Forward-Looking Statements
This communication contains certain forward-looking statements within the meaning of the Private Securities Lititgation Reform Act of 1995 with respect to the proposed transaction and business combination between Google and Apigee. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual results to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Apigee's business and the price of the common stock of Apigee, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Apigee and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to termination of the merger agreement, (iv) the effect of the announcement or pendency of the transaction on Apigee's business relationships, operating results, and business generally, (v) risks that the proposed transaction disrupts current plans and operations of Google or Apigee, including disruptions to relationships with customers, licensees, and other business partners of Apigee and potential difficulties in Apigee employee retention as a result of the transaction, (vi) risks related to diverting management's attention from Apigee's ongoing business operations, and (vii) the outcome of any legal proceedings that may be instituted against Google or against Apigee related to the merger agreement or the transaction.
The foregoing list of factors is not exclusive. Additional risks and uncertainties that could affect Apigee’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in Apigee’s Quarterly Report on Form 10-Q filed with the SEC on May 27, 2016. Apigee’s SEC filings are available on the Investor Relations section of the Company’s website at http://investors.apigee.com and on the SEC’s website at www.sec.gov. While Apigee may elect to update forward-looking statements at some point in the future, Apigee specifically disclaims any obligation to update the forward-looking statements provided to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, and, therefore, you should not rely on these forward-looking statements as representing Apigee's views as of any date subsequent to today.
Non-GAAP Financial Measures
Apigee provides the following non-GAAP financial measures in this release: gross billings, product gross billings, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net loss, and non-GAAP net loss per share. These non-GAAP items are key measures used by our management to understand and evaluate our operating performance and trends. In particular, because a number of these measures exclude certain non-cash expenses, they can provide useful measures for period-to-period comparisons of our business.
Apigee uses these non-GAAP financial measures internally in analyzing its operating results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Apigee believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends.

Non-GAAP financial measures should not be considered in isolation from, or as substitutes for, their most directly comparable financial measure prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.
We calculate non-GAAP gross margin, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for: (1) stock-based compensation and (2) the amortization of intangible assets. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by GAAP weighted average shares outstanding, except with respect to FY 15.  For FY 15, non-GAAP net loss per share is calculated as non-GAAP net loss divided by non-GAAP weighted average shares outstanding. The non-GAAP weighted average shares outstanding are adjusted to assume the conversion of outstanding preferred shares to common shares as of the beginning of the period.
We define gross billings as our total revenue plus the change in our deferred revenue in a period. We define product gross billings as our total product revenue (where product is defined as license, subscription and support) plus the change in our license, subscription and support deferred revenue in a period. Gross billings and product gross billings in any period consists of sales to new customers plus renewals and additional sales to existing customers. Our management uses gross billings and product gross billings as a performance measurement because we believe that gross billings and product gross billings provide valuable insight into the sales of our solutions and the performance of our business. On certain transactions, a portion of gross billings will be recognized as revenue over a period of more than 12 months. We do not consider gross billings as a substitute for revenue recognition or revenue measurement.
Investor Relations Contact:
Kevin Faulkner
kfaulkner@apigee.com
1-408-816-1658
Media Contact:
press@apigee.com

Apigee Corporation
Consolidated Balance Sheets
(in thousands)

	July 31,	July 31,
	2016	2015
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$68,303	$89,562
Accounts receivable, net	25,958	21,451
Prepaid expenses and other current assets	5,092	5,806
Total current assets	99,353	116,819
Property and equipment, net	1,923	3,144
Goodwill	14,744	14,744
Intangible assets, net	2,165	3,200
Other assets	652	799
Total assets	$118,837	$138,706
Liabilities and stockholders’ equity
Current liabilities
Accounts payable	$368	$2,015
Accrued expenses and other current liabilities	11,247	9,796
Deferred revenue, current portion	44,833	35,648
Term debt, current portion	1,318	2,079
Total current liabilities	57,766	49,538
Non-current liabilities
Deferred revenue, non-current	9,056	5,154
Deferred rent, non-current	1,038	1,550
Other liabilities, non-current	645	773
Term debt, non-current	882	1,787
Total non-current liabilities	11,621	9,264
Total liabilities	69,387	58,802
Commitments and contingencies
Stockholders’ equity
Common stock	30	29
Additional paid-in capital	287,156	276,099
Accumulated deficit	(237,736)	(196,224)
Total stockholders’ equity	49,450	79,904
Total liabilities and stockholders’ equity	$118,837	$138,706

Apigee Corporation
Consolidated Statements of Comprehensive Loss
(in thousands, except per share amounts)

	Three Months Ended July 31,		Year Ended July 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Revenue
License	$8,582	$5,538	$32,345	$20,757
Subscription and support	11,604	9,007	42,936	30,865
Professional services and other	4,930	4,157	16,746	16,985
Total revenue	25,116	18,702	92,027	68,607
Cost of revenue
License	136	128	521	514
Subscription and support	3,168	2,887	12,469	11,062
Professional services and other	4,007	3,268	14,535	13,415
Total cost of revenue	7,311	6,283	27,525	24,991
Gross profit	17,805	12,419	64,502	43,616
Operating expenses
Research and development	10,281	8,435	37,795	30,387
Sales and marketing	12,166	12,937	50,178	49,250
General and administrative	4,963	3,450	17,436	13,453
Total operating expenses	27,410	24,822	105,409	93,090
Loss from operations	(9,605)	(12,403)	(40,907)	(49,474)
Other income (expense), net	11	(69)	(390)	(452)
Loss before provision for income taxes	(9,594)	(12,472)	(41,297)	(49,926)
Provision for income taxes	(65)	84	215	427
Net loss and comprehensive loss	$(9,529)	$(12,556)	$(41,512)	$(50,353)
Net loss per share:
Basic and diluted	$(0.32)	$(0.43)	$(1.39)	$(4.73)
Weighted-average shares outstanding used in calculating net loss per share:
Basic and diluted	30,211	29,313	29,769	10,651

Apigee Corporation
Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended July 31,		Year Ended July 31,
	2016	2015	2016	2015
	(Unaudited)		(Unaudited)
Cash flows from operating activities
Net loss	$(9,529)	$(12,556)	$(41,512)	$(50,353)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation and amortization	611	627	2,401	2,436
Provision for doubtful accounts	(80)	4	(14)	42
Amortization of debt discount	14	8	39	46
Deferred income taxes	—	—	—	—
Stock-based compensation expense	3,010	1,182	8,388	3,451
Loss (gain) on disposal of fixed assets	—	10	—	10
Loss on lease abandonment	—	—	—	—
Changes in operating assets and liabilities
Accounts receivable	1,638	(5,363)	(4,493)	(5,090)
Prepaid expenses and other assets	(259)	(1,771)	841	(1,733)
Accounts payable	(152)	433	(1,400)	(996)
Accrued expenses, other liabilities and deferred rent	(810)	1,131	968	2,209
Deferred revenue	2,979	2,422	13,087	12,611
Net cash used in operating activities	(2,578)	(13,873)	(21,695)	(37,367)
Cash flows from investing activities
Purchase of property and equipment	(105)	(131)	(241)	(966)
Net cash used in investing activities	(105)	(131)	(241)	(966)
Cash flows from financing activities
Proceeds from issuance of debt, net of issuance costs	—	—	2,648	4,000
Repayments of debt obligations	(331)	(524)	(4,489)	(5,382)
Proceeds from initial public offering, net of offering costs	—	—	(152)	77,092
Payment of deferred costs related to initial public offering	—	(1,172)		—
Repurchase of Series G-1 convertible preferred stock			(18)
Cash paid for fractional shares	(18)	(8)	—	(8)
Distribution of vested Restricted stock units (net)			(531)
Taxes paid related to net share settlement of equity awards	(531)	—	—	—
Proceeds from exercise of stock options, net of taxes paid	555	25	1,162	434
Proceeds from issuance of Employee Stock Purchase Plan shares	1,096	—	2,057	—
Net cash provided by (used in) financing activities	771	(1,679)	677	76,136
Net increase (decrease) in cash and cash equivalents	(1,912)	(15,683)	(21,259)	37,803
Cash and cash equivalents
Beginning of period	70,215	105,245	89,562	51,759
End of period	68,303	89,562	68,303	89,562

Apigee Corporation
Reconciliation of GAAP to Non-GAAP Financial Measures
(in thousands, except per share amounts)

	Three Months Ended July 31,		Year Ended July 31,
	2016	2015	2016	2015
Gross billings
Total revenue	$25,116	$18,702	$92,027	$68,607
Total deferred revenue, end of period	53,889	40,802	53,889	40,802
Less: Total deferred revenue, beginning of period	(50,909)	(38,379)	(40,802)	(28,190)
Total change in deferred revenue	2,980	2,423	13,087	12,612
Gross billings	$28,096	$21,125	$105,114	$81,219
Product gross billings

License	$8,582	$5,538	$32,345	20,757
Subscription and support	11,604	9,007	42,936	30,865
Total product revenue	20,186	14,545	75,281	51,622
Total license, subscription and support deferred revenue, end of period	45,492	36,638	45,492	36,638
Less: Total license, subscription and support deferred revenue, beginning of period	(43,177)	(34,749)	(36,638)	(24,848)
Total change in license, subscription and support deferred revenue	2,315	1,889	8,854	11,790
Product gross billings	$22,501	$16,434	$84,135	$63,412
Non-GAAP gross margin
Gross margin	70.9%	66.4%	70.1%	63.6%
Add: Stock-based compensation expense	0.8%	0.5%	0.7%	0.4%
Add: Amortization of intangible assets	1.0%	1.2%	1.0%	1.3%
Non-GAAP gross margin	72.7%	68.1%	71.8%	65.3%
Non-GAAP license gross profit:
License gross profit	$8,446	$5,410	$31,824	$20,243
License gross margin	98.4%	97.7%	98.4%	97.5%
Add: Amortization of intangible assets	121	114	463	454
Non-GAAP license gross profit	$8,567	$5,524	$32,287	$20,697
Non-GAAP license gross margin	99.8%	99.7%	99.8%	99.7%
Non-GAAP subscription and support gross profit:
Subscription and support gross profit	$8,436	$6,120	$30,467	$19,803
Subscription and support gross margin	72.7%	67.9%	71.0%	64.2%
Add: Stock-based compensation expense	33	23	147	44
Add: Amortization of intangible assets	121	113	460	454
Non-GAAP subscription and support gross profit	$8,590	$6,256	$31,074	$20,301
Non-GAAP subscription and support gross margin	74.0%	69.5%	72.4%	65.8%
Non-GAAP professional services and other gross profit:
Professional services and other gross profit	$923	$889	$2,211	$3,570
Professional services and other gross margin	18.7%	21.4%	13.2%	21.0%
Add: Stock-based compensation expense	192	78	520	223

Non-GAAP professional services and other gross profit	$1,115	$967	$2,731	$3,793
Non-GAAP professional services and other gross margin	22.6%	23.3%	16.3%	22.3%
Non-GAAP research and development expense:
GAAP research and development expense	$10,281	$8,435	$37,795	$30,387
Less: Stock-based compensation expense	(1,457)	(436)	(3,592)	(1,195)
Less: Amortization of intangible assets	(6)	(44)	(112)	(176)
Non-GAAP research and development expense	$8,818	$7,955	$34,091	$29,016
Non-GAAP sales and marketing expense:
GAAP sales and marketing expense	$12,166	$12,937	$50,178	$49,250
Less: Stock-based compensation expense	(583)	(285)	(1,808)	(777)
Less: Amortization of intangible assets	—	—	—	(58)
Non-GAAP sales and marketing expense	$11,583	$12,652	$48,370	$48,415
Non-GAAP general and administrative expense:
GAAP general and administrative expense	$4,963	$3,450	$17,436	$13,453
Less : Stock-based compensation expense	(745)	(360)	(2,321)	(1,212)
Non-GAAP general and administrative expense	$4,218	$3,090	$15,115	$12,241
Non-GAAP operating loss:
Operating loss	$(9,605)	$(12,403)	$(40,907)	$(49,474)
Add: Stock-based compensation expense	3,010	1,182	8,388	3,451
Add: Amortization of intangible assets	248	271	1,035	1,142
Non-GAAP operating loss	$(6,347)	$(10,950)	$(31,484)	$(44,881)
Non-GAAP net loss:
Net loss	$(9,529)	$(12,556)	$(41,513)	$(50,353)
Add: Stock-based compensation expense	3,010	1,182	8,388	3,451
Add: Amortization of intangible assets	248	271	1,035	1,142
Non-GAAP net loss	$(6,271)	$(11,103)	$(32,090)	$(45,760)
Non-GAAP net loss per share:
GAAP net loss per share	$(0.32)	$(0.43)	$(1.39)	$(4.73)
Non-GAAP adjustments to net loss per share	0.11	0.05	0.32	0.43
Non-GAAP adjustments to weighted average shares used in calculating net loss per share	—	—	—	2.49
Non-GAAP net loss per share	$(0.21)	$(0.38)	$(1.08)	$(1.81)
Non-GAAP weighted average shares outstanding:
Weighted-average shares outstanding used in calculating net loss per share, basic and diluted	30,211	29,313	29,769	10,651
Conversion of preferred convertible stock	—	—	—	14,665
Non-GAAP Weighted-average shares outstanding used in calculating net loss per share	30,211	29,313	29,769	25,316